EXHIBIT 10.3

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Third Amendment") is entered into as of July     , 2006 by and among GREENFIELD COMMERCIAL CREDIT, L.L.C., a Michigan limited liability company ("Lender"), AHPC HOLDINGS, INC., a Maryland corporation, and AMERICAN HEALTH PRODUCTS CORPORATION, a Texas corporation (collectively "Borrower").

RECITALS

A.  Lender and Borrower entered into a Loan And Security Agreement dated as of September 9, 2004 and amended the same effective January, 2005 and on September 9, 2005 (together, the "Loan Agreement"). All capitalized terms not defined herein shall have the same meanings ascribed to such terms in the Loan Agreement.

B.  Borrower has elected to further extend the Maturity Date, as provided in the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree to amend the Loan Agreement as follows:

     Maturity Date. The Maturity Date is hereby extended to the earlier of demand or September 9, 2007.

2.  Termination/Prepayment. The Termination/Prepayment provision of Paragraph 2 (C) is deleted.

3.  Amendment/Legal Fees.  Borrower shall pay herewith a renewal fee of $50,000.00, which Lender acknowledges has been paid, and Lender's attorney fees in the amount of $450.00.

4.  Counterparts. This Third Amendment may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered as of the date first hereinabove set forth.

GREENFIELD COMMERCIAL CREDIT, LLC a Michigan limited liability company By: GCC Management, Inc. Its: Manager By /s/ Edward P. Lewan Edward P. Lewan Its: Vice President	AHPC HOLDINGS, INC., a Maryland corporation By /s/ Alan Zeffer Alan Zeffer Its: President and
AMERICAN HEALTH PRODUCTS CORPORATION a Texas corporation By /s/ Alan Zeffer Alan Zeffer Its: President

Acknowledgement of Validity Guarantor on next page

ACKNOWLEDGEMENT OF VALIDITY GUARANTOR

Alan E. Zeffer, Validity Guarantor under Validity Guaranty agreement dated as of September 9, 2004, acknowledges the above Third Amendment and agrees that his Validity Guaranty shall continue in full force and effect.

WITNESS:VALIDITY GUARANTOR:

/s/ Deborah J. Bills                               /s/ Alan E. Zeffer
                         Alan E. Zeffer

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